                                                                EXHIBIT 10.3(a)

                               FIRST AMENDMENT TO
                           MASTER MANAGEMENT AGREEMENT

         This is the First Amendment dated as of March 4, 1999 (this "First Amendment") to that certain Master Management Agreement (the "Agreement") dated as of February 11, 1999, by and between Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company") and Inland Southeast Property Management Corp., a Delaware corporation (the "Manager").

         WHEREAS, the Company and the Manager have agreed to revise their respective termination rights in paragraph 1 of the Form Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth, and for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. The Form Agreement attached as Exhibit A to the Agreement is hereby deleted, and the form of Management Agreement attached as Exhibit A to this First Amendment is hereby substituted in lieu thereof.

         2. Capitalized terms used herein shall have the same meaning as in the Agreement.

         3. The term the "Agreement" shall hereafter mean the Agreement as amended by this First Amendment.

         4. Except as amended by this First Amendment, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this First Amendment as of the date first above written.


THE COMPANY:                          THE MANAGER:
INLAND RETAIL REAL ESTATE TRUST, INC. INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.

By:         /s/ Robert D. Parks       By:          /s/ Robert M. Barg
       -----------------------------         -----------------------------------
Its:        Chairman                  Its:         Secretary/treasurer
       -----------------------------         -----------------------------------

                                  EXHIBIT A TO

                 FIRST AMENDMENT TO MASTER MANAGEMENT AGREEMENT

                              MANAGEMENT AGREEMENT

         IN CONSIDERATION of the mutual covenants and agreements herein contained, Inland Retail Real Estate Limited Partnership, an Illinois limited partnership ("OWNER") and Inland Southeast Property Management Corp., a Delaware corporation ("MANAGER"), agree as follows:

         1. OWNER hereby employs the MANAGER exclusively to rent, lease, operate and manage the property commonly known as __________________ Shopping Center and located in _______________, _______________, and legally described on Exhibit "A" attached hereto and made a part hereof (the "Premises"), upon the terms and conditions hereinafter set forth, for a term beginning on the ____ day of _____________, 20__ and ending on the 31st day of December, 20__ and thereafter for three successive three year renewal periods, with the first such three year renewal period commencing on January 1st of __________ and ending on December 31st of ___________, unless on or before ninety (90) but not less than sixty
(60) days prior to the date last above mentioned or on or before ninety (90) but not less than sixty (60) days prior to the expiration of any such renewal period, MANAGER or OWNER shall notify the other party hereto in writing that it elects to terminate this Agreement, in which case this Agreement shall be thereby terminated on said last mentioned date. In addition, and notwithstanding the foregoing, OWNER may terminate this Agreement at any time upon delivery of written notice to MANAGER not less than thirty (30) days prior to the effective date of termination, in the event of (and only in the event of) a showing by OWNER of willful misconduct, gross negligence, or deliberate malfeasance by MANAGER in the performance of MANAGER'S duties hereunder or a specific default in the performance of any obligation of MANAGER under this Agreement which has not been cured within thirty (30) days after written notice to MANAGER from OWNER; or immediately upon the occurrence of any of the following: (i) a decree or order is rendered by a court having jurisdiction (A) adjudging MANAGER as bankrupt or insolvent, or (B) approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for MANAGER under the federal bankruptcy laws or any similar applicable law or practice, or (C) appointing a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of MANAGER or a substantial part of the property of MANAGER, or for the winding up or liquidation of its affairs, or (ii) MANAGER
(A) institutes proceedings to be adjudicated a voluntary bankrupt or an insolvent, (B) consents to the filing of a bankruptcy proceeding against it, (C) files a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or relief under any similar applicable law or practice,
(D) consents to the filing of any such petition, or to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency for it or for a substantial part of its property, (E) makes an assignment for the benefit of creditors, (F) is unable to or admits in writing its inability to pay its debts generally as they become due unless such inability shall be the fault of OWNER, or (G) takes corporate or other action in furtherance of any of the aforesaid purposes. In the event this Agreement is terminated for any reason prior to the expiration of its original term or any renewal term, the OWNER shall indemnify, protect, defend, save and hold the MANAGER and all of its shareholders, officers, directors, employees, agents, successors and assigns (collectively,

"Indemnified Parties") harmless from and against any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever (collectively, "Losses"), which may be imposed on or incurred by the MANAGER by reason of the willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction) of OWNER.

         2.       THE MANAGER AGREES:

                  2.1 To accept the management of the Premises, to the extent, for the period, and upon the terms herein provided and agrees to furnish the services of its organization for the rental, leasing, operation and management of the Premises, and, without limiting the generality of the foregoing, the MANAGER agrees to be responsible for those specific duties and functions set forth in Section 3 hereof. MANAGER shall be entitled at all times to manage the Premises in accordance with the MANAGER'S standard operating policies and procedures, except to the extent that any specific provisions contained herein are to the contrary, in which case MANAGER shall manage the Premises consistent with such specific provisions. MANAGER agrees to use its best efforts to maintain the highest occupancy at the highest rents for each space comprising the Premises.

                  2.2 To render monthly reports for the Premises to the OWNER, to the attention of the individual and address as directed by the OWNER from time to time, and to remit to the OWNER the excess of Gross Income (as defined in Section 3.3 hereof) over expenses paid per Section 3.4 hereof ("Net Proceeds") for each month on or before the 15th day of the following month. MANAGER will remit the Net Proceeds to the OWNER at the address as stated in Section 6.1 hereof. The reports to be submitted shall consist of the MANAGER'S Consolidated Cash Report and Budget Variance Report, (samples of which are attached as "Exhibit B") and such other monthly, quarterly and annual reports as are customary in commercial property management relationships and as reasonably requested by OWNER in writing from time to time.

                  2.3 In case the expenses paid per Section 3.4 hereof shall be in excess of the Gross Income for any monthly period, MANAGER shall notify OWNER of same and OWNER agrees to pay such excess immediately upon request from the MANAGER, but nothing herein contained shall obligate the MANAGER to advance its own funds on behalf of the OWNER. All advances by MANAGER on behalf of OWNER shall be paid to MANAGER by OWNER within ten (10) days after request.

                  2.4 To prepare annualized budgets for operation of the Premises and submit same to the OWNER for approval. Such budgets shall be for planning and informational purposes only, and the MANAGER shall have no liability to the OWNER for any failure to meet any such budget. However, MANAGER will use its best efforts to operate the Premises within the approved budget. The parties acknowledge that the first such annual budget has been prepared and approved for the year commencing _______________, 20__ and ending on

         ______________, 20__. Notwithstanding the period covered by the first annual budget, all subsequent annual budgets shall cover the period from January 1st of each year through December 31st of such year. The proposed annual budget for each calendar year shall be submitted by MANAGER to the OWNER by December 1st of the year preceding the year for which it applies. OWNER shall notify MANAGER within fifteen (15) days as to whether OWNER has approved the proposed annual budget or not. If the OWNER disapproves the proposed budget, the OWNER shall notify the MANAGER of what, specifically, OWNER disapproves of, and the OWNER and MANAGER shall make the necessary amendments to the annual budget. During the time OWNER and MANAGER are preparing these amendments, MANAGER will continue to operate the Premises according to the last approved budget. The OWNER'S approval of the annual budget shall constitute approval for the MANAGER to expend sums for all budgeted expenditures, without the necessity to obtain additional approval of the OWNER under any other expenditure limitations as set forth elsewhere in this Agreement.

         3.       THE OWNER AGREES:

         And does hereby give the MANAGER the following exclusive authority and powers (all of which shall be exercised in the name of MANAGER, as agent for the OWNER) and the OWNER agrees to assume all expenses in connection therewith:

                  3.1 To advertise the Premises or any part thereof and to display signs thereon, as permitted by law; and to rent the same; to pay all expenses of leasing the Premises, including but not limited to, newspaper and other advertising, signage, banners, brochures, referral commissions, leasing commissions, finder's fees and salaries, bonuses and other compensation of leasing personnel responsible for the leasing of the Premises; to cause references of prospective tenants to be investigated, it being understood and agreed by the parties hereto that the MANAGER does not guarantee the credit worthiness or collectibility of accounts receivable from tenants, users or lessees; and to negotiate new leases and renewals and cancellations of existing leases which shall be subject to the MANAGER obtaining OWNER'S approval. The MANAGER may collect from tenants all or any of the following: a late rent administrative charge, a non-negotiable check charge, credit report fee, a subleasing administrative charge and/or broker's commission and need not account for such charges and/or commission to the OWNER; to terminate tenancies and to sign and serve in the name of the OWNER of the Premises such notices as are deemed necessary by the MANAGER; to institute and prosecute actions to evict tenants and to recover possession of the Premises or portions thereof; with the OWNER'S authorization, to sue for in the name of the OWNER of the Premises and recover rent and other sums due; and to settle, compromise, and release such actions or suits, or reinstate such tenancies. All expenses of litigation including, but not limited to, attorneys' fees, filing fees, and court costs which MANAGER shall incur in connection with the collecting of rent and other sums, or to recover possession of the Premises or any portion thereof shall be deemed to be an operational expense of the Premises. MANAGER and OWNER shall concur on the selection of the attorney to handle such litigation.

                  3.2 To hire, supervise, discharge, and pay all labor required for the operation and maintenance of the Premises including but not limited to on site personnel, managers, assistant managers, leasing consultants, engineers, janitors, maintenance supervisors and other employees required for the operation and maintenance of the Premises, including personnel spending a portion of their working hours (to be charged on a pro rata basis) at the Premises (all of whom shall be deemed employees of the Premises, not of the MANAGER). All expenses of such employment shall be deemed operational expenses of the Premises. To make or cause to be made all ordinary repairs and replacements necessary to preserve the Premises in its present condition and for the operating efficiency thereof and all alterations required to comply with lease requirements, and to do decorating on the Premises; to negotiate and enter into, as MANAGER of the OWNER of the Premises, contracts for all items on budgets that have been approved by OWNER, any emergency services or repairs for items not exceeding $5,000.00, appropriate service agreements and labor agreements for normal operation of the Premises, which have terms not to exceed three (3) years, and agreements for all budgeted maintenance, minor alterations, and utility services, including, but not limited to, electricity, gas, fuel, water, telephone, window washing, scavenger service, landscaping, snow removal, pest exterminating, decorating and legal services in connection with the leases and service agreements relating to the Premises, and other services or such of them as the MANAGER may consider appropriate; and to purchase supplies and pay all bills. MANAGER shall use its best efforts to obtain the foregoing services and utilities for the Premises at the most economical costs and terms available to MANAGER. The OWNER hereby appoints MANAGER as OWNER'S authorized agent for the purpose of executing, as managing agent for said OWNER, all such contracts. In addition, the OWNER agrees to specifically assume in writing all obligations under all such contracts so entered into by the MANAGER, on behalf of the OWNER of the Premises, upon the termination of this Agreement and the OWNER shall indemnify, protect, save, defend and hold the MANAGER and all of its shareholders, officers, directors, employees, agents, successors and assigns harmless from and against any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever, resulting from, arising out of or in any way related to such contracts and which relate to or concern matters occurring after termination of this Agreement, but excluding matters arising out of MANAGER's willful misconduct, gross negligence and/or unlawful acts. MANAGER shall secure the approval of, and execution of appropriate contracts by, the OWNER for any non-budgeted and non-emergency/contingency capital items, alterations or other expenditures in excess of $5,000.00 for any one item, securing for each item at least three (3) written bids, if practicable, or providing evidence satisfactory to OWNER that the contract amount is lower than industry standard pricing, from responsible contractors. MANAGER shall have the right from time to time during the term hereof, to contract with and make purchases from subsidiaries and affiliates of the MANAGER, provided that contract rates and prices are competitive with other available sources. The MANAGER may at any time and from time to time request and receive the prior written authorization of the OWNER of the Premises of any one or more purchases or other expenditures, notwithstanding that the MANAGER may otherwise be authorized hereunder to make such purchases or expenditures.

                  3.3 To collect rents and/or assessments and other items, including but not limited to tenant payments for real estate taxes, property liability and other insurance, damages and repairs, common area maintenance, tax reduction fees and all other tenant reimbursements, administrative charges, proceeds of rental interruption insurance, parking fees, income from coin operated machines and other miscellaneous income, due or to become due (all such items being referred to herein as "Gross Income") and give receipts therefor and to deposit all such Gross Income collected hereunder in the MANAGER'S custodial account which the MANAGER will open and maintain, in a state or national bank of the MANAGER'S choice and whose deposits are insured by the Federal Deposit Insurance Corporation, exclusively for the Premises and any other properties owned by OWNER (or any entity that is owned or controlled by the general partner of the OWNER) and managed by MANAGER. OWNER agrees that MANAGER shall be authorized to maintain a reasonable minimum balance (to be determined jointly from time to time) in such account. MANAGER may endorse any and all checks received in connection with the operation of the Premises and drawn to the order of the OWNER and the OWNER shall, upon request, furnish the MANAGER'S depository with an appropriate authorization for the MANAGER to make such endorsement.

                  3.4 To pay all expenses of the Premises from the Gross Income collected in accordance with 3.3 above, from the MANAGER'S custodial account. It is understood that the Gross Income will be used first to pay the compensation to the MANAGER as contained in Paragraph 5 below, then operational expenses and then any mortgage indebtedness, including real estate tax and insurance impounds, but only as directed by the OWNER in writing and only if sufficient Gross Income is available for such payments.

                  3.5 Nothing in this Agreement shall be interpreted in such a manner as to obligate the MANAGER to pay from Gross Income, any expenses incurred by OWNER prior to the commencement of this Agreement, except to the extent the OWNER advances additional funds to pay such expenses.

                  3.6 To collect and handle tenants' security deposits, including the right to apply such security deposits to unpaid rent, and to comply, on behalf of the OWNER of the Premises, with applicable state or local laws concerning security deposits and interest thereon, if any.

                  3.7 The MANAGER shall not be required to advance any monies for the care or management of the Premises, and the OWNER agrees to advance all monies necessary therefor. If the MANAGER shall elect to advance any money in connection with the

         Premises, the OWNER agrees to reimburse the MANAGER forthwith and hereby authorizes the MANAGER to deduct such advances from any monies due the OWNER.

                  3.8 In connection with any insured losses or damages, to handle all steps necessary regarding any such claim; provided that the MANAGER will not make any adjustments or settlements in excess of $10,000.00 without the OWNER'S prior written consent.

                  3.9 Notwithstanding anything to the contrary contained in this Agreement, OWNER acknowledges and agrees that any or all of the duties of MANAGER as contained herein may be delegated by MANAGER and performed by a person or entity ("Submanager") with whom MANAGER contracts for the purpose of performing such duties. OWNER specifically grants MANAGER the authority to enter into such a contract with a Submanager; provided that OWNER shall have no liability or responsibility to any such Submanager for the payment of the Submanager's fee or for reimbursement to the Submanager of its expenses or to indemnify the Submanager in any manner for any matter; and provided further that MANAGER shall require such Submanager to agree, in the written agreement setting forth the duties and obligations of such Submanager, to indemnify the OWNER for all loss, damage or claims incurred by OWNER as a result of the willful misconduct, gross negligence and/or unlawful acts of the Submanager.

         4.       THE OWNER FURTHER AGREES:

                  4.1 To indemnify, defend, protect, save and hold the MANAGER and all of its shareholders, officers, directors, employees, agents, successors and assigns (collectively, "Indemnified Parties") harmless from any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever (collectively, "Losses") in connection with or in any way related to the Premises and from liability for damage to the Premises and injuries to or death of any person whomsoever, and damage to property; provided, however, that such indemnification shall not extend to any such Losses arising out of the willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction) of MANAGER or any of the other Indemnified Parties. OWNER agrees to procure and carry at its own expense Public Liability Insurance, Fire and Extended Coverage Insurance, Burglary and Theft Insurance, Rental Interruption Insurance, Flood Insurance (if appropriate) and Boiler Insurance (if appropriate) naming the OWNER and the MANAGER as insureds and adequate to protect their interests and in form, substance, and amounts reasonably satisfactory to the MANAGER, and to furnish to the MANAGER certificates and policies evidencing the existence of such insurance. The premiums for all such insurance maintained by the OWNER shall be paid by either the OWNER directly or, provided sufficient Gross Income is available, by the MANAGER from such Gross Income. Unless the OWNER shall provide such insurance and furnish such certificate and policy within ten (10) days from the date of this Agreement, the MANAGER may, in its sole discretion, but shall not be obligated to, place said insurance and charge the cost thereof to the account of the OWNER. All such insurance policies shall provide that the MANAGER shall receive thirty (30) days' written notice prior to cancellation of the policy. MANAGER shall not be liable for any error of judgment or for any mistake of fact or law, or for any thing which it may do or refrain from doing, except in cases of willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction).

                  4.2 OWNER hereby warrants and represents to MANAGER that to the best of OWNER'S knowledge, neither the Premises, nor any part thereof, has previously been or is presently being used to treat, deposit, store, dispose of or place any hazardous substance, that may subject MANAGER to liability or claims under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. Section 9607) or any constitutional provision, statute, ordinance, law, or regulation of any governmental body or of any order or ruling of any public authority or official thereof, having or claiming to have jurisdiction thereover. Furthermore, OWNER agrees to indemnify, protect, defend, save and hold the MANAGER and all of its shareholders, officers, directors, employees, agents, successors and assigns harmless from any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever, involving, concerning or in any way related to any past, current or future allegations regarding treatment, depositing, storage, disposal or placement by any party other than MANAGER of hazardous substances on the Premises.

                  4.3 To give adequate advance written notice to the MANAGER if the OWNER desires that the MANAGER make payment, out of Gross Income, to the extent funds are available after the payment of the MANAGER'S compensation as contained in Paragraph 5 and all operational expenses, of mortgage indebtedness, general taxes, special assessments, or fire, boiler or any other insurance premiums. In no event shall the MANAGER be required to advance its own money in payment of any such indebtedness, taxes, assessments or premiums.

         5. THE OWNER AGREES TO PAY THE MANAGER, AS A MONTHLY MANAGEMENT FEE HEREUNDER, an amount no greater than four and one half percent (4 1/2%) of Gross Income for the month for which the payment is made, which shall be deducted monthly by the MANAGER and retained by the MANAGER from Gross Income prior to payment to OWNER of Net Proceeds. Such Management Fee shall be compensation for those services specified herein. Any services beyond those specified herein, such as sales brokerage, construction management, loan origination and servicing, property tax reduction and risk management services, shall be performed by MANAGER and compensated by OWNER only if the parties agree on the scope of such work and provided that the compensation to be paid therefor will not exceed 90% of that which would be paid to unrelated parties providing such services and provided further that all such compensation must be approved by a majority of the independent directors of OWNER. OWNER acknowledges and agrees that MANAGER may pay or assign all or any portion of its Management Fee to a Subagent as described in Section 3.9 hereof.

                  5.1 MANAGER shall retain all administrative charges actually collected from tenants in connection with annual common area maintenance reconciliations and tenant chargebacks for same.

         6.       IT IS MUTUALLY AGREED THAT:

                  6.1 OWNER shall designate one (1) person to serve as OWNER'S Representative in all dealings with MANAGER hereunder. Whenever the notification and reporting to OWNER or the approval, consent or other action of OWNER is called for hereunder, any such notification and reporting if sent to or specified in writing to the OWNER'S Representative, and any such approval, consent or action if executed by OWNER'S Representative, shall be binding on OWNER. The OWNER'S Representative shall be:

                   Name                        Address
                   ----                        -------
                   Roberta S. Matlin           2901 Butterfield Road
                                               Oak Brook, Illinois  60523

         The OWNER'S Representative may be changed at the discretion of the OWNER, at any time and from time to time, and shall be effective upon MANAGER'S receipt of written notice of the new OWNER'S Representative.

                  6.2 The OWNER expressly withholds from the MANAGER any power or authority to make any structural changes in any building or to make any other major alterations or additions in or to any such building or equipment therein, or to incur any expense chargeable to the OWNER, other than expenses related to exercising the express powers above vested in the MANAGER without the prior written direction of the OWNER'S Representative, except such emergency repairs as may be required to ensure the safety of persons or property or which are immediately necessary for the preservation and safety of the Premises or the safety of the tenants and occupants thereof or are required to avoid the suspension of any necessary service to the Premises. The person identified above as the OWNER'S Representative (and any designated successor or successors to such OWNER'S Representative) shall be the OWNER'S exclusive representative for all purposes hereof, and the MANAGER shall have the absolute right to rely upon all decisions, approvals and directions of such person. Such representative shall have the right to designate a successor representative by written notice to the MANAGER.

                  6.3 The MANAGER shall be responsible for notifying OWNER in the event it receives notice that any building on the Premises or any equipment therein does not comply with the requirements of any statute, ordinance, law or regulation of any governmental body or of any public authority or official thereof having or claiming to have jurisdiction thereover. MANAGER shall promptly forward to the OWNER any complaints, warnings, notices or summonses received by it relating to such matters. The OWNER represents that to the best of its knowledge the Premises and such equipment comply with all such requirements and authorizes the MANAGER to disclose the OWNER of the Premises to any such officials and agrees to indemnify, protect, defend, save and hold the MANAGER and the other Indemnified Parties harmless of and from any and all Losses which may be imposed on them or any of them by reason of the failure of OWNER to correct any present or future violation or alleged violation of any and all present or future laws, ordinances, statutes, or regulations of any public authority or official thereof, having or claiming to have jurisdiction thereover, of which it has actual notice.

                  6.4 In the event it is alleged or charged that any building on the Premises or any equipment therein or any act or failure to act by the OWNER with respect to the Premises or the sale, rental, or other disposition thereof fails to comply with, or is in violation of, any of the requirements of any constitutional provision, statute, ordinance, law, or regulation of any governmental body or any order or ruling of any public authority or official thereof having or claiming to have jurisdiction thereover, and the MANAGER, in its sole and absolute discretion, considers that the action or position of the OWNER, with respect thereto may result in damage or liability to the MANAGER, the MANAGER shall have the right to cancel this Agreement at any time by written notice to the OWNER of its election so to do, which cancellation shall be effective upon the service of such notice. Such notice may be served personally or by registered mail, on or to the person named to receive the MANAGER'S monthly statement at the address designated for such person as provided in Paragraph 6.1 above, and if served by mail shall be deemed to have been served when deposited in the mails. Such cancellation shall not release the indemnities of the OWNER set forth in this Agreement, including, but not limited to, those set forth in Paragraphs 1, 3.2, 4.1, 4.2 and 6.3 above and shall not terminate any liability or obligation of the OWNER to the MANAGER for any payment, reimbursement, or other sum of money then due and payable to the MANAGER hereunder.

                  6.5 All personnel expenses, including but not limited to, wages, salaries, insurance, fringe benefits, employment related taxes and other governmental charges, shall be charges incurred in connection with the Premises for purposes of Paragraph 3.4 hereof, to the extent such expenses are apportioned by the MANAGER to services rendered for the benefit of the Premises. The number and classification of employees serving the Premises shall be as determined by the MANAGER to be appropriate for the proper operation of the Premises; provided that the OWNER may request changes in the number and/or classifications of employees, and the MANAGER shall make such changes unless in its judgment the resulting level of operation and/or maintenance of the Premises will be inadequate. The MANAGER shall honor any collective bargaining contract covering employment at the Premises which is in effect upon the date of execution of this Agreement; provided that the MANAGER shall not assume or otherwise become a party to such contract for any purpose whatsoever and all personnel subject to such contract shall be considered the employees of the Premises and not the MANAGER.

         7. The OWNER shall pay or reimburse the MANAGER for any sums of money due it under this Agreement for services and advances prior to termination of this Agreement. All provisions of this Agreement that require the OWNER to have insured, or to protect, defend, save, hold and indemnify or to reimburse the MANAGER shall survive any expiration or termination of this Agreement and, if MANAGER is or becomes involved in any claim, proceeding or litigation by reason of having been the MANAGER of the OWNER, such provisions shall apply as if this Agreement were still in effect. The parties understand and agree that the MANAGER may withhold funds for sixty (60) days after the end of the month in which this Agreement is terminated to pay bills previously incurred but not yet invoiced and to close accounts. Should the funds withheld be insufficient to meet the obligation of the MANAGER to pay bills previously incurred, the OWNER will upon demand advance sufficient funds to the MANAGER to ensure fulfillment of MANAGER'S obligation to do so, within ten (10) days of receipt of notice and an itemization of such unpaid bills.

         8. Nothing contained herein shall be construed as creating any rights in third parties who are not the parties to this Agreement, nor shall anything contained herein be construed to impose any liability upon OWNER or MANAGER for the performance by the OWNER or MANAGER under any other agreement they have entered into or may in the future enter into, without the express written consent of the other having been obtained. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture between OWNER and MANAGER or to cause either party to be responsible in any way for the debts or obligations of the other or any other party (but nothing contained herein shall affect MANAGER'S responsibility to transmit payments for the account of OWNER as provided herein), it being the intention of the parties that the only relationship hereunder is that of MANAGER and principal.

         9. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement, its validity, performance and enforcement shall be construed in accordance with, and governed by, the laws of the State in which the Premises are located.

         10. This Agreement shall be binding upon the successors and assigns of the MANAGER and the heirs, administrators, executors, successors, and assignees of the OWNER. This Agreement contains the entire Agreement of the parties relating to the subject matter hereof, and there are no understandings, representations or undertakings by either party except as herein contained. This Agreement may be modified solely by a written agreement executed by both parties hereto.

         11. If any party hereto defaults under the terms or conditions of this Agreement, the defaulting party shall pay the non-defaulting party's court costs and attorney's fees incurred in the enforcement of any provision of this Agreement.

         12. The failure of either party to this Agreement to, in any one or more instances, insist upon the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any rights or privileges conferred in this Agreement, shall not be construed as thereafter waiving any such terms, covenants, conditions, rights or privileges, but the same shall continue in full force and effect as if no such forbearance or waiver had occurred.

         13. This Agreement is deemed to have been drafted jointly by the parties, and any uncertainty or ambiguity shall not be construed for or against either party as an attribution of drafting to either party.

         14. All notices given under this Agreement shall be sent by certified mail, return receipt requested, sent by facsimile transmission, or hand delivered at:

         FOR OWNER:                   FOR MANAGER:

         Inland Retail Real Estate    Inland Southeast Property Management Corp.
            Limited Partnership       ATTN:  Steve Sanders, President

         ATTN:  Roberta S. Matlin     4812 Tamiami Trail
         2901 Butterfield Road        Sarasota, Florida  34231
         Oak Brook, Illinois  60523   Fax:  941/9290244
         Fax:  630/2184935

         IN WITNESS WHEREOF, the parties hereto have affixed or caused to be affixed their respective signatures this ___ day of ________________, _____.

MANAGER:                              OWNER:
INLAND SOUTHEAST PROPERTY             INLAND RETAIL REAL ESTATE
  MANAGEMENT CORP.                    LIMITED PARTNERSHIP

By:                                   BY:   INLAND RETAIL REAL ESTATE
     -------------------------------        TRUST, INC., its general partner

                                      By:
     -------------------------------        ------------------------------------

                                      Its:
                                            ------------------------------------

                                   EXHIBIT "A"

Legal Description for:

                                   EXHIBIT "B"

                      COMMERCIAL PROPERTY MANAGEMENT SYSTEM

                             BUDGET VARIANCE REPORT

                                  SAMPLE REPORT

                                                          MONTH-TO-DATE                               YEAR-TO-DATE
                                                          -------------                               -------------
MONTH-TO-DATE: YEAR TO DATE:                  ACTUAL    BUDGET    VARIANCE       VAR.     ACTUAL     BUDGET    VARIANCE    VAR.
                                                ($)       ($)        ($)         (%)        ($)        ($)        ($)      (%)
                                              ------    -------   ---------     ------    -------    ------    --------   ------
INCOME
------

1001     Gross Unit Rent
1002     Add'l Unit Rent

  TOTAL GROSS POSSIBLE

1011     Vacancy Loss
1012     Marketing Concessions
1013     Offices/Models/Shop Unpaid

  NET RENT COLLECTIONS

1024/1025   Damages & Late Charge
1031        Vending Income
1033/1035   Miscellaneous Income

  NET OPERATIONAL INCOME


EXPENSE
--------

1400     Repair & Maintenance
1500     Salaries
1600     Health & Welfare Payments

                                                          MONTH-TO-DATE                               YEAR-TO-DATE
                                                          -------------                               -------------
MONTH-TO-DATE: YEAR TO DATE:                  ACTUAL    BUDGET    VARIANCE       VAR.     ACTUAL     BUDGET    VARIANCE    VAR.
                                                ($)       ($)        ($)         (%)        ($)        ($)        ($)      (%)
                                              ------    -------   ---------     ------    -------    ------    --------   ------
2100     Security Deposit - Interest
2200     Fees
2300     Capital Expenditure - Appliance
2400     Capital Expenditure - Common
2500     Capital Expenditure - Carpeting
2600     Landscaping & Snow Removal
2700     Painting & Decorating
2800     Marketing
2900     Elevators
3000     Rentals
3100     Pool
3200     Scavenger
3300     Telephone/Answering Service
3500     Supplies
3600     Electricity
3700     Water
3800     Gas, Fuel & Oil
3900     Exterminating

  REPORT TOTAL

4000     Miscellaneous Expenses
4100     Management Fee

  TOTAL OPERATIONAL EXPENSES

1200     Insurance
1300     Real Estate Tax

  TOTAL EXPENSE
  NET BEFORE DEBT
1100     Debt Service

                                                          MONTH-TO-DATE                               YEAR-TO-DATE
                                                          -------------                               -------------
MONTH-TO-DATE: YEAR TO DATE:                  ACTUAL    BUDGET    VARIANCE       VAR.     ACTUAL     BUDGET    VARIANCE    VAR.
                                                ($)       ($)        ($)         (%)        ($)        ($)        ($)      (%)
                                              ------    -------   ---------     ------    -------    ------    --------   ------
3400     Ground Rent

  NET BEFORE S/D ACTIVITY

1023     Security Deposit Income
1701     Security Deposit - Rent
1801     Security Deposit - Damage
1901     Security Deposit - Returns
2001     Security Deposit - Transfers

  NET SECURITY DEPOSITS

  **CASH FLOW AFTER S/D ACTIVITY

1030     Upgrade Income
4500     Upgrade Expenses
4200     Pship Level Debt
1060     Owner Advances
5001     Owner Distributions
1032/1036   Non-Operating Income
4600     Non-Operating Expense

  NET, NET CASH FLOW

REPORT TOTAL

END OF REPORT

                      COMMERCIAL PROPERTY MANAGEMENT SYSTEM

                            CONSOLIDATED CASH REPORT

                                  SAMPLE REPORT

ACCT #                ACCOUNT DESCRIPTION            ACTUAL    % OF GROSS      PER UNIT    YEAR TO DATE    % OF GROSS     PER UNIT
------                -------------------            ------        POS.        --------        ACTUAL           POS.      --------
                                                                ---------                  ------------    ----------
   INCOME
   ======

   1001          Gross Unit Rent
   1002          Add'l Unit Rent
              --------------------------------

                 TOTAL GROSS POSSIBLE
              --------------------------------

   1011          Vacancy Loss
   1012          Marketing Concessions
   1013          Offices/Models/Shop
                 Unpaid
                 NET RENT COLLECTIONS
   1024/1025     Damages & Late Charge


                                       4

   1031          Vending Income
   1033/1035     Miscellaneous Income

                NET OPERATIONAL INCOME
              ================================

   EXPENSE
   =======

   1400          Repair & Maintenance
   1500          Salaries
   1600          Health & Welfare Payments
   2100          Security Deposit - Interest
   2200          Fees
   2300          Capital Expenditure - Appliances
   2400          Capital Expenditure - Common
   2500          Capital Expenditure - Carpeting
   2600          Landscaping & Snow Removal
   2700          Painting & Decorating
   2800          Marketing
   2900          Elevators
   3000          Rentals
   3100          Pool
   3200          Scavenger
   3300          Telephone/Answering Service
   3500          Supplies


                                       5

   3600          Electricity
   3700          Water
   3800          Gas, Fuel & Oil
   3900          Exterminating
   4000          Miscellaneous Expense
   4100          Management Fee
              --------------------------------

                 TOTAL OPERATIONAL EXPENSES
              ================================

   1200          Insurance
   1300          Real Estate Tax

                 TOTAL EXPENSE
              ================================
                 NET BEFORE DEBT

   1100          Debt Service
   3400          Ground Rent
              --------------------------------

                 NET BEFORE S/D ACTIVITY

   1023          Security Deposit Income

   1701          Security Deposit - Rent
   1801          Security Deposit - Damage
   1901          Security Deposit - Returns
   2001          Security Deposit - Transfers


                                       6

                 NET SECURITY DEPOSITS


                 **CASH FLOW AFTER S/D ACTIVITY
              --------------------------------

   1030          Upgrade Income
   4500          Upgrade Expenses
   4200          Pship Level Debt
   1060          Owner Advances
   5001          Owner Distributions
   1032 &        Non-operating Income
   1036
   4600          Non-operating Expense


                 NET, NET CASH FLOW
              ================================

   REPORT TOTAL

   END OF REPORT


                                       7